UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2012

EXCALIBUR INDUSTRIES
 (Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

001-07602
(Commission File Number)

87-0292122
 (IRS Employer Identification No.)

PO Box 3551
Duluth, Minnesota  55803
 (Address of principal executive offices)(Zip Code)

(218) 724-4711
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2012, the Company accepted the written  resignations of the following: Joseph P. Hubert, CPG as President, Director and Chief Executive Officer; Marguerite H. Emanuel as Secretary and Director, effective December 2, 2012, and Bruce H. Sederberg as Director, effective immediately.

On November 21, 2012, at the Company’s annual meeting of shareholders, the following were elected to the Company’s Board of Directors:   Jack D. Powers, Alan E. Nugent, John T. Morrow, Jay R. Mackie, and Michael P. Johnson. Subsequently, Jay R. Mackie was named as the Company’s President and Chairman of the Board, succeeding Joseph P. Hubert, and Michael P. Johnson was named as Corporate Director (Secretary of the Corporation), succeeding Marguerite H. Emanuel.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excalibur Industries
(Registrant)

Date: November 29, 2012	By: /s/ Joseph P. Hubert
Name: Joseph P. Hubert
Title: President Chief Executive Officer

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